Exhibit (10)(t)* to Report
                               on Form 10-K for Fiscal
                              Year Ended June 30, 1996
                           by Parker-Hannifin Corporation


                 Parker-Hannifin Corporation Non-Employee Directors
                                  Stock Option Plan


              *Numbered in accordance with Item 601 of Regulation S-K.
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                         PARKER-HANNIFIN CORPORATION

                   NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                           ADOPTED: AUGUST 15, 1996


            1. Purpose. The purpose of the Parker-Hannifin Corporation Non-Employee Directors Stock Option Plan (the "Plan") is to attract, retain and compensate highly qualified individuals who are not current employees of Parker-Hannifin Corporation (the "Company") as members of the Board of Directors and to enable them to increase their ownership of shares of common stock, $.50 par value, of the Company ("Common Stock"). The Plan will be beneficial to the Company and its shareholders since it will allow these directors to have a greater personal financial stake in the Company through the ownership of Common Stock, in addition to underscoring their common interest and identification with stockholders in increasing the value of Common Stock.

            2. Shares Subject to Plan. The total number of shares of Common Stock with respect to which options may be granted under the Plan shall not exceed 250,000 (as adjusted pursuant to Section 7 hereof). Shares issued upon exercise of options granted under the Plan may be either authorized and unissued shares, treasury shares, or any combination thereof. In the event that any option granted under the Plan shall terminate, expire or, with the consent of the optionee, be cancelled as to any shares of Common Stock, without having been exercised in full, new options may be granted with respect to such shares without again being charged against the maximum share limitations set forth above in this Section 2.

            3. Administration. The Plan shall be administered by the Compensation and Management Development Committee of the Board of Directors, or any successor Committee (the "Committee"), which shall be appointed by the Board of Directors of the Company and shall consist of such number of directors, not less than two, as shall be determined by the Board of Directors, who shall serve at the pleasure of the Board of Directors, and each of whom shall be "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, or any successor provision at the time in effect. Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors. If for any reason the Committee is unable to perform its functions and duties under the Plan, the Board of Directors may perform any such functions and duties.

            The Committee, from time to time, may adopt rules and regulations for carrying out the provisions and purposes of the Plan. The interpretation and construction by the Committee of any provisions of, and the determination of any questions arising under, the Plan, any such rule or regulation, or any agreement evidencing options under the Plan, shall be final, binding and conclusive on all persons interested in the Plan. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes hereof. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Ohio without regard to its conflicts of law principles.


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            4.    Eligibility.  All members of the Company's Board who are
not current or retired employees of the Company or any of its subsidiaries at the time of option award ("Non-Employee Directors") are eligible to participate in the Plan.

            5. Types of Options. All options granted under the Plan shall be non-statutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Each option granted under the Plan shall provide that such option will not be treated as an "incentive stock option," as that term is defined in Section 422 of the Code. The Committee, in its sole discretion, shall determine the terms of the options granted hereunder, including, without limitation, the time or times when options shall be granted, the number of shares to be covered by each option so granted, the time or times when such options shall become exercisable, the transferability of such options and the expiration date of such options.

            6. Terms and Conditions of Options. All options approved by the Committee under the Plan shall be evidenced by stock option agreements in writing (hereinafter referenced to as "Option Agreements"), in such form as the Committee may from time to time approve, executed on behalf of the Company by the Chairman of the Board or President of the Company. Each Option Agreement shall be subject to the Plan, and, in addition to such other terms and conditions as the Committee may deem desirable, shall provide in substance as follows:

            (a) Purchase Price. The purchase price per share of Common Stock for which each option is exercisable shall be equal to 100% of the fair market value of a share of Common Stock ("Fair Market Value") as of the date such option is granted. Such Fair Market Value shall be the last sale price of Common Stock on the date next preceding such date as reported on the New York Stock Exchange Composite Tape or, in the event that no sale shall have taken place on the New York Stock Exchange on such next preceding day, the last sale price of Common Stock on the next preceding day on which there was a sale as reported on the New York Stock Exchange Composite Tape, or if the Common Stock is no longer traded on the New York Stock Exchange, the fair market value on such date as determined by the Committee in accordance with applicable law and regulations. The option price shall be subject to adjustment as provided in Section 7 hereof.

            (b) Manner of Exercise. Each Option Agreement shall provide that any option therein granted shall be exercisable only by giving in each case written notice of exercise, accompanied by full payment of the purchase price either (i) in cash (including check, bank draft or money order, or wire or other transfer of funds, or advice of credit to the Company); (ii) in shares of Common Stock with a Fair Market Value equal to the purchase price of a combination of cash and shares of Common Stock which in the aggregate are equal in value to such purchase price; or (iii) from the proceeds of a sale through a broker on the date of exercise of some or all of the shares of Common Stock to which the exercise relates.

            7. Adjustment upon Changes in Stock. The Committee shall make or provide for such adjustments in the option price and in the number or kind of shares or other securities covered by outstanding options as the Committee in its sole discretion, exercised in good faith, shall determine is equitably

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required to prevent dilution or enlargement of rights of optionees that would otherwise result from (a) any stock dividend, stock split, combination of shares, issuance of rights or warrants to purchase stock, recapitalization or other changes in the capital structure of the Company, (b) any merger, consolidation, reorganization or partial or complete liquidation, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. The Committee also shall make or provide for such adjustments in the number or kind of shares of the Company's Common Stock or other securities which may be acquired pursuant to options granted under this Plan and the number of such securities to be awarded to each optionee as the Committee in its sole discretion, exercised in good faith, shall determine is appropriate to reflect any transaction or event described in the preceding sentence. The determination of the Committee as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

            8. Fractional Shares. No fractional shares shall be issued pursuant to options granted hereunder, the any fractional share resulting from an adjustment pursuant to Section 7 hereof shall be eliminated.

            9. Government Regulations. The Plan, the grant and exercise of options hereunder, and the Company's obligation to sell and deliver shares of Common Stock pursuant to any such exercise, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or government agency as shall be required. The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock prior to (a) the admission of such shares to listing on any stock exchange or national market system on which the stock shall then be listed or quoted and (b) the completion of any registration or other qualification of such shares under any state or federal law or rulings or regulations of any government body, which the Company shall, in its sole discretion, determine to be necessary or advisable.

            10. Term of the Plan. The period during which option grants shall be made under the Plan shall terminate within 10 years from the effective date. Termination of the Plan, however, shall not affect outstanding options which have been granted prior to such termination, and all unexpired options shall continue in full force and operation after termination of the Plan, except as they shall lapse or terminate by their own terms and conditions, and the terms of the Plan shall continue to apply to such options.

            11. Amendment, Suspension or Termination of the Plan. The Committee at any time and from time to time may suspend or terminate the Plan or revise or amend the Plan in any respect whatsoever. No action may, without the consent of a participant, reduce the participant's rights under any previously granted and outstanding option.

            12. No Right to Continue as Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that a director has a right to continue as a director for any period of time, or at any particular rate of compensation.


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